Exhibit 99.3

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

Friedman Billings Ramsey

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	71	18,222,854.69	2.73	5.399	653	75.97
5.501 - 6.000	309	71,740,973.75	10.76	5.836	644	74.96
6.001 - 6.500	467	97,658,351.43	14.65	6.307	637	77.06
6.501 - 7.000	709	148,186,457.64	22.23	6.793	628	77.50
7.001 - 7.500	508	96,610,180.62	14.49	7.281	620	77.90
7.501 - 8.000	464	84,517,350.52	12.68	7.770	598	77.64
8.001 - 8.500	302	50,489,684.44	7.57	8.271	582	79.89
8.501 - 9.000	273	44,431,442.04	6.66	8.769	565	79.85
9.001 - 9.500	148	21,648,284.51	3.25	9.293	549	80.83
9.501 - 10.000	130	18,497,720.90	2.77	9.764	550	81.24
10.001 - 10.500	48	6,151,527.36	0.92	10.218	533	79.47
10.501 - 11.000	41	5,604,037.13	0.84	10.691	554	81.31
11.001 - 11.500	17	2,292,274.02	0.34	11.229	543	81.96
11.501 - 12.000	5	369,487.60	0.06	11.633	539	70.42
12.001 - 12.500	3	176,418.19	0.03	12.245	523	70.27
12.501 - 13.000	1	62,984.09	0.01	12.560	513	70.00

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 5.150
Max: 12.560
Weighted Average: 7.267

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	62	2,723,478.95	0.41	9.195	565	67.98
50,000.01 - 100,000.00	615	48,841,074.97	7.33	7.918	596	75.99
100,000.01 - 150,000.00	830	104,037,544.66	15.61	7.533	606	77.42
150,000.01 - 200,000.00	697	121,103,356.65	18.17	7.254	606	77.05
200,000.01 - 250,000.00	472	105,652,712.38	15.85	7.214	612	77.90
250,000.01 - 300,000.00	330	90,722,606.29	13.61	7.127	613	78.00
300,000.01 - 350,000.00	182	58,837,551.54	8.83	7.129	625	78.40
350,000.01 - 400,000.00	129	48,304,752.10	7.25	7.006	619	78.65
400,000.01 - 450,000.00	66	28,009,430.85	4.20	7.069	629	80.54
450,000.01 - 500,000.00	66	31,410,700.10	4.71	6.953	625	79.51
500,000.01 - 550,000.00	25	12,980,315.14	1.95	7.090	625	79.83
550,000.01 - 600,000.00	12	6,910,827.19	1.04	7.174	624	77.60
600,000.01 - 650,000.00	3	1,929,550.50	0.29	6.424	639	72.12
650,000.01 - 700,000.00	1	658,367.51	0.10	7.000	741	80.00
700,000.01 - 750,000.00	1	716,800.00	0.11	6.810	658	80.00
750,000.01 - 800,000.00	5	3,820,960.10	0.57	6.288	634	77.00

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: $22,869.98
Max: $790,342.24
Average: $ 190,692.23

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	2,287	393,534,646.78	59.03	7.590	593	77.51
ARM 2/28 - 60 mo. IO	407	105,734,994.18	15.86	6.788	655	79.65
ARM 2/28 - Balloon 40/30	281	63,933,516.99	9.59	6.608	637	77.55
ARM 5/25	317	56,917,302.30	8.54	7.133	617	77.63
ARM 5/25 - 60 mo. IO	74	18,988,943.89	2.85	6.522	654	77.77
ARM 5/25 - Balloon 40/30	56	12,740,391.01	1.91	6.378	646	76.33
ARM 3/27	49	8,865,958.19	1.33	7.370	602	73.67
ARM 3/27 - 60 mo. IO	15	3,573,799.89	0.54	6.644	641	79.40
ARM 3/27 - Balloon 40/30	10	2,370,475.70	0.36	7.216	622	76.41

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable	3,149	587,615,645.23	88.14	7.358	609	77.87
Adjustable Balloon	347	79,044,383.70	11.86	6.589	638	77.32

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Debt-to-Income Ratio (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.01 - 10.00	3	196,633.84	0.03	8.247	564	63.45
10.01 - 15.00	22	3,422,627.19	0.51	7.186	624	72.90
15.01 - 20.00	70	9,611,648.91	1.44	6.994	610	73.39
20.01 - 25.00	151	20,482,265.73	3.07	7.463	601	76.86
25.01 - 30.00	236	35,705,150.25	5.36	7.229	602	76.19
30.01 - 35.00	400	66,537,298.71	9.98	7.269	615	75.91
35.01 - 40.00	546	98,181,418.59	14.73	7.230	613	77.76
40.01 - 45.00	796	155,881,385.55	23.38	7.229	619	78.25
45.01 - 50.00	1,103	244,261,545.18	36.64	7.268	615	78.81
50.01 - 55.00	169	32,380,054.98	4.86	7.543	575	76.40

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 9.00
Max: 55.00
Weighted Average: 41.76

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	801	150,767,482.13	22.62	7.427	613	77.88
2	2,337	441,691,927.76	66.25	7.237	611	77.70
3	358	74,200,619.04	11.13	7.119	620	78.29

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 1
Max: 3
Weighted Average: 2

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	3,496	666,660,028.93	100.00	7.267	612	77.81

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.01 - 10.00	1	56,818.21	0.01	7.592	593	9.42
10.01 - 15.00	1	69,895.78	0.01	7.500	608	13.08
15.01 - 20.00	5	424,469.95	0.06	7.081	626	19.36
20.01 - 25.00	11	1,080,141.02	0.16	7.112	598	22.34
25.01 - 30.00	10	1,151,066.39	0.17	7.514	593	28.05
30.01 - 35.00	14	1,671,410.44	0.25	7.019	586	33.19
35.01 - 40.00	11	1,575,876.90	0.24	7.122	618	37.77
40.01 - 45.00	14	2,037,602.62	0.31	7.062	581	42.06
45.01 - 50.00	25	3,617,802.54	0.54	7.353	570	47.83
50.01 - 55.00	41	6,458,478.55	0.97	6.941	588	52.92
55.01 - 60.00	103	17,707,878.06	2.66	7.077	586	57.71
60.01 - 65.00	110	18,142,529.31	2.72	7.160	589	63.21
65.01 - 70.00	249	44,646,457.40	6.70	7.362	582	68.70
70.01 - 75.00	317	64,098,500.85	9.61	7.137	588	73.96
75.01 - 80.00	2,028	397,293,960.39	59.59	7.062	628	79.80
80.01 - 85.00	219	43,942,822.35	6.59	8.152	579	84.57
85.01 - 90.00	230	46,707,804.38	7.01	7.763	617	89.41
90.01 - 95.00	107	15,976,513.79	2.40	9.223	582	94.82

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 9.42
Max: 95.00
Weighted Average: 77.81

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
480 - 499	1	245,481.69	0.04	10.000	485	70.00
500 - 519	235	38,186,396.63	5.73	8.770	510	73.27
520 - 539	256	41,938,946.76	6.29	8.337	530	75.04
540 - 559	299	51,570,647.45	7.74	8.105	551	77.49
560 - 579	277	50,009,480.66	7.50	7.853	570	77.36
580 - 599	435	81,149,942.07	12.17	7.140	590	77.41
600 - 619	557	103,722,383.58	15.56	7.280	610	78.09
620 - 639	494	96,120,973.41	14.42	6.898	630	79.20
640 - 659	373	77,107,777.61	11.57	6.661	649	78.23
660 - 679	227	51,544,029.00	7.73	6.662	669	79.41
680 - 699	155	34,390,253.05	5.16	6.454	689	78.88
700 - 719	73	15,125,323.32	2.27	6.723	709	79.44
720 - 739	56	12,801,802.71	1.92	6.653	728	80.16
740 - 759	28	6,022,431.51	0.90	6.530	750	76.24
760 - 779	17	4,452,441.22	0.67	6.575	768	77.69
780 - 799	11	2,067,988.45	0.31	6.449	788	78.25
800 - 819	2	203,729.81	0.03	6.827	802	78.51

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 485
Max: 802
NZ Weighted Average: 612

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout Refinance	1,922	369,014,444.01	55.35	7.315	596	75.56
Purchase	1,352	263,110,759.67	39.47	7.138	638	80.71
Rate/Term Refinance	222	34,534,825.25	5.18	7.733	591	79.62

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	3,120	588,115,784.79	88.22	7.255	610	77.83
Condo	248	44,657,577.07	6.70	7.347	631	79.16
Duplex	100	25,024,866.93	3.75	7.352	625	77.10
3-4 Family	28	8,861,800.14	1.33	7.375	630	71.37

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	1,537	320,071,089.13	48.01	7.467	622	77.31
Full	1,167	216,435,667.33	32.47	7.043	606	78.62
Full Doc Plus	788	128,341,873.69	19.25	7.144	599	77.61
Limited	4	1,811,398.78	0.27	7.380	572	81.09

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	3,340	642,507,414.47	96.38	7.250	612	77.87
Non-Owner Occupied	129	19,079,989.68	2.86	7.731	632	75.28
Second Home	27	5,072,624.78	0.76	7.642	604	79.37

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Arizona	105	19,222,935.70	2.88	7.133	596	76.55
California	503	148,839,322.24	22.33	6.829	622	76.29
Colorado	21	3,626,773.98	0.54	7.191	622	79.09
Connecticut	47	8,664,893.61	1.30	7.433	616	76.78
Delaware	13	2,060,938.38	0.31	7.345	593	78.67
Florida	922	175,067,047.93	26.26	7.180	619	79.17
Georgia	111	15,914,021.04	2.39	7.469	615	79.97
Hawaii	1	224,764.16	0.03	11.150	511	75.00
Illinois	13	1,424,652.25	0.21	7.800	579	83.96
Indiana	6	686,792.90	0.10	7.288	621	79.64
Iowa	3	311,664.31	0.05	7.514	595	80.00
Kansas	11	1,154,016.83	0.17	7.620	609	78.49
Kentucky	7	864,859.32	0.13	7.597	599	79.70
Louisiana	5	666,490.09	0.10	7.443	589	81.94
Maine	2	225,262.12	0.03	8.319	606	87.83
Maryland	120	26,408,751.49	3.96	7.616	597	77.36
Massachusetts	48	11,148,878.29	1.67	7.466	616	76.38
Michigan	48	6,160,253.26	0.92	7.363	622	80.19
Minnesota	24	4,059,071.15	0.61	7.056	609	78.78
Mississippi	3	348,491.83	0.05	7.995	610	81.47
Missouri	42	4,351,119.06	0.65	7.664	605	78.93
Nevada	56	10,752,474.14	1.61	6.758	626	77.67
New Hampshire	9	1,634,342.14	0.25	7.305	597	78.42
New Jersey	189	45,518,865.12	6.83	7.651	604	74.66
New Mexico	1	174,070.63	0.03	7.700	600	79.96
New York	150	39,470,721.33	5.92	7.575	598	74.76
North Carolina	55	8,045,501.63	1.21	7.092	620	79.17
Ohio	87	9,725,111.59	1.46	7.746	599	80.47
Oklahoma	48	5,383,127.41	0.81	7.238	625	81.79
Oregon	52	8,871,263.85	1.33	7.116	611	80.13
Pennsylvania	44	5,003,098.77	0.75	7.685	598	79.24
Rhode Island	27	5,812,232.30	0.87	7.274	630	79.25
South Carolina	33	4,169,433.00	0.63	8.355	600	81.95
Tennessee	64	5,800,675.57	0.87	7.944	587	81.36
Texas	410	44,724,854.08	6.71	7.803	597	79.77
Utah	22	3,051,713.51	0.46	7.642	610	83.16
Virginia	101	20,991,094.10	3.15	7.273	607	76.34
Washington	64	12,406,111.02	1.86	6.865	617	79.02
West Virginia	2	338,814.43	0.05	9.032	525	79.99
Wisconsin	27	3,355,524.37	0.50	8.693	610	79.70

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	1,041	195,207,931.30	29.28	7.655	604	76.80
12	48	11,897,613.14	1.78	7.185	635	77.65
24	2,111	402,393,149.96	60.36	7.150	613	78.39
36	296	57,161,334.53	8.57	6.779	632	77.17

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Loans with Penalty: 70.72

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	2,582	502,848,861.10	75.43	7.062	627	78.88
5.501 - 6.000	364	72,596,758.19	10.89	7.440	581	77.02
6.001 - 6.500	431	73,312,089.93	11.00	8.075	561	73.71
6.501 - 7.000	119	17,902,319.71	2.69	9.004	551	67.69

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 5.250
Max: 6.950
Weighted Average (>0): 5.661

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.001 - 10.500	17	3,995,819.09	0.60	5.359	659	76.44
10.501 - 11.000	60	14,190,672.04	2.13	5.822	663	73.61
11.001 - 11.500	140	32,419,110.92	4.86	5.895	649	77.01
11.501 - 12.000	347	77,730,115.86	11.66	6.088	636	75.87
12.001 - 12.500	443	91,686,624.39	13.75	6.438	634	77.12
12.501 - 13.000	659	136,863,559.99	20.53	6.859	627	77.58
13.001 - 13.500	478	88,986,471.13	13.35	7.330	618	77.87
13.501 - 14.000	434	78,640,823.05	11.80	7.811	594	77.59
14.001 - 14.500	279	46,831,714.18	7.02	8.285	581	80.02
14.501 - 15.000	266	43,279,398.98	6.49	8.823	563	79.72
15.001 - 15.500	142	21,228,884.90	3.18	9.304	548	80.63
15.501 - 16.000	121	16,777,069.29	2.52	9.778	554	81.64
16.001 - 16.500	47	5,979,629.89	0.90	10.226	533	79.45
16.501 - 17.000	38	5,188,957.54	0.78	10.688	554	81.74
17.001 - 17.500	16	2,252,287.80	0.34	11.230	543	82.00
17.501 - 18.000	5	369,487.60	0.06	11.633	539	70.42
18.001 - 18.500	3	176,418.19	0.03	12.245	523	70.27
18.501 - 19.000	1	62,984.09	0.01	12.560	513	70.00

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 10.150
Max: 18.560
Weighted Average (>0): 13.133

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	72	18,530,239.92	2.78	5.409	653	76.03
5.501 - 6.000	308	71,433,588.52	10.72	5.835	644	74.94
6.001 - 6.500	467	97,658,351.43	14.65	6.307	637	77.06
6.501 - 7.000	709	148,186,457.64	22.23	6.793	628	77.50
7.001 - 7.500	508	96,610,180.62	14.49	7.281	620	77.90
7.501 - 8.000	464	84,517,350.52	12.68	7.770	598	77.64
8.001 - 8.500	302	50,489,684.44	7.57	8.271	582	79.89
8.501 - 9.000	273	44,431,442.04	6.66	8.769	565	79.85
9.001 - 9.500	148	21,648,284.51	3.25	9.293	549	80.83
9.501 - 10.000	130	18,497,720.90	2.77	9.764	550	81.24
10.001 - 10.500	48	6,151,527.36	0.92	10.218	533	79.47
10.501 - 11.000	41	5,604,037.13	0.84	10.691	554	81.31
11.001 - 11.500	17	2,292,274.02	0.34	11.229	543	81.96
11.501 - 12.000	5	369,487.60	0.06	11.633	539	70.42
12.001 - 12.500	3	176,418.19	0.03	12.245	523	70.27
12.501 - 13.000	1	62,984.09	0.01	12.560	513	70.00

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 5.150
Max: 12.560
Weighted Average (>0): 7.266

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2.000	2,866	542,410,234.48	81.36	7.316	609	77.85
3.000	183	35,603,157.25	5.34	7.440	617	78.04
5.000	447	88,646,637.20	13.30	6.894	629	77.47

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 2.000
Max: 5.000
Weighted Average (>0): 2.452

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	3,496	666,660,028.93	100.00	7.267	612	77.81

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Months to Next Adjustment ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
21	308	65,176,546.14	9.78	7.160	619	78.48
22	1,998	371,248,601.80	55.69	7.298	608	77.80
23	669	126,778,010.01	19.02	7.502	610	77.99
33	14	2,355,903.62	0.35	6.991	604	74.50
34	45	9,662,549.84	1.45	7.222	615	75.40
35	15	2,791,780.32	0.42	7.140	623	76.63
57	36	6,668,169.28	1.00	6.768	638	77.79
58	294	60,780,776.12	9.12	6.863	629	77.46
59	117	21,197,691.80	3.18	7.022	628	77.39

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 21
Max: 59
Weighted Average: 27

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.